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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 8, 2002


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                     GEMSTAR - TV GUIDE INTERNATIONAL, INC.

               (Exact Name of Registrant as Specified in Charter)

             Delaware                     0-26878                95-4782077
 (State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
          Incorporation)                                     Identification No.)

                          135 North Los Robles Avenue,
                                    Suite 800
                           Pasadena, California 91101
                   (Address of Principal Executive Offices and
                                    Zip Code)

                                 (626) 792-5700
               Registrant's telephone number, including area code


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     A copy of the press release issued by Gemstar-TV Guide International, Inc., a Delaware corporation (the "Company"), on October 8, 2002, is filed as Exhibit
99.1 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    EXHIBITS.

Exhibit No.          Description
-----------          -----------
99.1                 Press Release of Gemstar-TV Guide International, Inc.
                     issued October 8, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 15, 2002
                                               GEMSTAR-TV GUIDE
                                               INTERNATIONAL, INC.

                                               BY: /s/ Jonathan B. Orlick
                                               --------------------------------
                                                   Jonathan B. Orlick
                                                   Executive Vice President,
                                                   General Counsel and Secretary